                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

   Date of Report (Date of earliest event reported):          August 12, 1997


                         THE COLONIAL BANCGROUP, INC.
            (Exact name of registrant as specified in its charter)

           Delaware                 1-13508             63-0661573
 (State of Incorporation)    (Commission File No.)   (IRS Employer I.D. No.)


     One Commerce Street, Montgomery, Alabama                   36104
     (Address of Principal Executive Office)                  (Zip Code)


      Registrant's telephone number, including area code:  334-240-5000

Item 5.  OTHER EVENTS

                 Publication of Combined Financial Results


On July 1, 1997, The Colonial BancGroup, Inc. ("BancGroup") acquired by merger Great Southern Bancorp ("Great Southern"). This combination was accounted for by the pooling-of-interests method. The following financial results include Great Southern for the seven months ended July 31, 1997.

(Dollars in thousands)

Net Interest Income             $   138,324

Net Income                      $    42,372

                                  SIGNATURES




        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE COLONIAL BANCGROUP, INC.
                                        ----------------------------
                                                 (Registrant)

Date:   August 12, 1997                 /s/ W. Flake Oakley
                                        ----------------------------
                                              W. Flake Oakley
                                              Chief Financial Officer